UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2023

HORIZON TECHNOLOGY FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	814-00802	27-2114934
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

312 Farmington Avenue
Farmington, CT 06032

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (860) 676-8654

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HRZN	The Nasdaq Stock Market LLC
4.875% Notes due 2026	HTFB	The New York Stock Exchange
6.25% Notes due 2027	HTFC	The New York Stock Exchange

Section 5	Corporate Governance and Management
Item 5.07	Submission of Matters to a Vote of Security Holders

Annual Meeting Results

On June 28, 2023, Horizon Technology Finance Corporation (the “Company”) reconvened the annual meeting of its stockholders (the “Annual Meeting”), which was originally convened and adjourned on May 25, 2023.  At the Annual Meeting, the Company’s stockholders approved four proposals. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission (“SEC”) on April 6, 2023, the supplemental disclosures to the definitive proxy statement as filed with the SEC on April 11, 2023 and the amendment to the definitive proxy statement as filed with the SEC on May 9, 2023. As of April 3, 2023, the record date for the Annual Meeting, 28,389,081 shares of the Company’s common stock were eligible to vote.

Proposal 1: The Company’s stockholders elected two Class I directors of the Company, each of whom will serve until the 2026 annual meeting of stockholders, or until his successor is duly elected and qualified or until his earlier resignation, removal from office, death or incapacity. The two directors were elected pursuant to the voting results set forth below:

Name	For	Withheld
James J. Bottiglieri	13,549,847	2,065,132
Gerald A. Michaud	14,323,377	1,291,602

Proposal 2: The Company’s stockholders approved a new investment management agreement between the Company and Horizon Technology Finance Management LLC, the Company’s investment advisor. The voting results are set forth below:

For	Against	Abstain
13,761,719	1,052,959	800,301

Proposal 3: The Company’s stockholders elected one Class II director of the Company, who will serve until the 2024 annual meeting of stockholders, or until his successor is duly elected and qualified or until his earlier resignation, removal from office, death or incapacity. The director was elected pursuant to the voting results set forth below :

Name	For	Withheld
Michael P. Balkin	8,836,597	6,778,382

Proposal 4: The Company’s stockholders elected one Class III director of the Company, who will serve until the 2025 annual meeting of stockholders, or until his successor is duly elected and qualified or until his earlier resignation, removal from office, death or incapacity. The director was elected pursuant to the voting results set forth below:

Name	For	Withheld
Jonathan J. Goodman	8,824,955	6,790,024

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2023	HORIZON TECHNOLOGY FINANCE CORPORATION

	By:	/s/ Robert D. Pomeroy, Jr.
Robert D. Pomeroy, Jr.
Chief Executive Officer

3